                                                                 Exhibit 10.33a

February 25, 1998


Mr. Burton August, Co-Venturer
AA&L Associates, LP
c/o Monro Muffler Brake, Inc.
200 Holleder Parkway
Rochester, New York 14615

Dear Mr. August:

RE:      MONRO MUFFLER BRAKE, INC.
         AUBURN, NY (MMB#30), BATH, NY (MMB#43) and
         HUDSON, NY (MMB#36)
         -------------------

Please accept this letter as confirmation that the above Monro Muffler Brake, Inc. locations were renewed by J.W. August for an additional five year term.

As per clause 10 a) of our lease amendment dated July 11, 1984, Monro Muffler Brake, Inc. has the right to extend these three leases upon the same terms and conditions, save and except there shall only be one additional option to renew. The renewal terms shall be:

Auburn, NY                 August 1, 1998 - July 31, 2003
Bath, NY                   September 1, 1998 - August 31, 2003
Hudson, NY                 October 1, 1998 - September 30, 2003

If you have any questions or comments regarding the above, please do not hesitate to contact me at the above telephone number.


Yours truly,



Thomas M. Aspenleiter
Vice President, Real Estate

/cm

cc:      M. Cox, Operations


AGREED and accepted this 2 day of March 1998.

By:      /s/ Burton S. August
         --------------------------------------------------
         I have the authority to bind AA&L Associates, L.P.